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                                                                                                                  EXHIBIT 3.105

                               STATE OF CALIFORNIA
                                   BILL JONES
                               SECRETARY OF STATE
                                                                                                                   LLC-1
                            LIMITED LIABILITY COMPANY
                            ARTICLES OF ORGANIZATION

          IMPORTANT - Read the instructions before completing the form.
This document is presented for filing pursuant to Section 17050 of the California Corporation Code.
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1. Limited liability company name:
         (End the name with "LLC" or "Limited Liability Company". No periods between the letters in "LLC". "Limited" and "Company" may be abbreviated to
"Ltd." and "Co.")

         INTERNATIONAL SYSTEMS, LLC
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2.       Latest date (month/day/year) on which the limited liability company is to dissolve: December 31, 2015
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3.    The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea Limited Liability Company Act.
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4. Enter the name of initial agent for service of process and check the appropriate provision below:
         Allan H. Wegner                                                                                                  , which is
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         [X] an individual residing in California. Proceed to Item 5.

         [   ] a corporation which has filed a certificate pursuant to Section 1505 of the California Corporation Code.  Skip Item 5
               and proceed to Item 6.
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5.    If the initial agent for service of process is an individual, enter a business or residential street address in California:

      Street address: 14124 Recuerdo Drive

      City:  Del Mar                         State:  California                                 Zip Code:  92014
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6. The limited liability company will be managed by: (check one)
      [   ] one manager                      [X] more than one manager                 [   ] limited liability company members
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7.    If other matters are to be included in the Articles of Organization attach one or more separate pages. Number of pages attached, if any:
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8.    It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

/s/ Allan H. Wegner
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Signature of organizer

      Allan H. Wegner
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Type or print name of organizer

Date:    February 15, 1996
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LLC-1           Approved by the Secretary of State

Filing Fee $70                                1/96
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